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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 17, 1999


                             SONOCO PRODUCTS COMPANY




Incorporated under the     Commission File No. 1-11261       I.R.S. Employer
laws of South Carolina                                      Identification No.
                                                                57-0248420






                               Post Office Box 160

                      Hartsville, South Carolina 29551-0160

                             Telephone: 843-383-7000




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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         The following exhibits are filed herewith:

         Exhibit 1 - Underwriting Agreement


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                             SONOCO PRODUCTS COMPANY


                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


















                                          SONOCO PRODUCTS COMPANY
                                                (Registrant)



Date:  November 19, 1999                  By: /s/ F. T. Hill, Jr.
       ------------------------               ---------------------------
                                                  F. T. Hill, Jr.
                                                  Vice President and
                                                  Chief Financial Officer